Filed under Rule 497(k)
Registration No. 033-06502

SunAmerica Income Funds

AIG Flexible Credit Fund

(the “Fund”)

Supplement dated August 27, 2019, to the Fund’s

Summary Prospectus dated July 29, 2019, as supplemented and amended to date

Effective August 30, 2019, the following changes are made to the Fund’s Summary Prospectus:

In the section entitled “Fund Highlights: AIG Flexible Credit Fund,” on page 9 of the Summary Prospectus, the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
David Albrycht, CFA	2014	President and Chief Investment Officer at Newfleet
Francesco Ossino	2014	Senior Managing Director and Senior Portfolio Manager at Newfleet
Eric Hess, CFA	2019	Managing Director, Portfolio Manager at Newfleet
William J. Eastwood, CFA	2019	Senior Managing Director, Portfolio Manager and Head of Trading at Newfleet

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_FLCSP_7-19